UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 1, 2015

_____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-50385	90-0821083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Union Street, Suite 810

                           Seattle, WA 98101

(Address of principal executive offices and zip code)

                              (800) 977-5255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Update on Status of Legal Proceedings

Beginning on April 18, 2014, three class action lawsuits alleging violations of federal securities laws were filed against GrowLife, Inc. (the “Company”) in United States District Court, Central District of California (the “Court”). At a hearing held on July 21, 2014, the three class action lawsuits were consolidated into one case with Bryan Chong as the lead plaintiff (the “Consolidated Class Action,” styled Romero et al. vs. GrowLife et al.). On May 15, 2014 and August 4, 2014, respectively two shareholder derivative lawsuits were filed against the Company with the Court (the “Derivative Actions”). On October 20, 2014, AmTrust North America, the Company’s insurer filed a lawsuit contesting insurance coverage on the above legal proceedings.

On October 28, 2014, the above parties conducted voluntary, non-binding mediation of the above actions. The parties continued settlement discussions through early 2015, and reached an agreement on a mediator’s proposal by the first week of February of 2015 to resolve all of the above litigation.

On February 9, 2015, the parties filed a Joint Notice of Proposed Settlement with the Court presiding over the Consolidated Class Action.

On April 27, 2015, the Court approved an announcement of the proposed class action settlement of the Consolidated Class Action which announcement was published by counsel for the plaintiffs on May 7, 2015 as required by the Court.

On June 1, 2015, the Court approved an announcement of the proposed settlement of the Derivative Actions pursuant to a stipulation between the parties.  A copy of the Stipulation and Agreement of Compromise, Settlement and Release of the Derivative Actions is attached hereto as Exhibit 99.1 and incorporated by reference herein.  Notice of the settlement of the Derivative Actions was announced on June 16, 2015 pursuant to that certain Notice of Settlement of Stockholder Derivative Litigation attached hereto as part of the press release included in Exhibit 99.2 and incorporated by reference herein.

Further details on the above-described legal proceedings were previously disclosed in filings with the SEC on the Company’s Form 8-K dated May 18, 2014, June 11, 2014 and February 12, 2015, respectively, along with subsequent Quarterly Reports on Form 10-Q. These previous disclosures are incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Stipulation and Agreement of Compromise, Settlement and Release of the Derivative Actions dated April 6, 2015.

99.2	GrowLife, Inc. Press Release dated June 17, 2015 related to the settlement of lawsuits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: June 17, 2015	By:	/s/ Marco Hegyi
Marco Hegyi
President